UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2021
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2021 annual meeting of the stockholders (the “Annual Meeting”) of Axogen, Inc. (the “Company”) was held on May 10, 2021. As of March 12, 2021, the record date for the Annual Meeting, a total of 40,771,956 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered the following proposals:
(1)To elect eight members to the Company’s board of directors (the “Board”) to serve for a term of one year;

(2)To cast an advisory (non-binding) vote to ratify the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2021;

(3)To cast an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers; and

(4)To approve the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.
Proposal 1
Eight directors were elected to the Company’s Board to serve for a term of one year. The results of the election were as follows:

Name	For	Withheld	Broker Non-Votes
Karen Zaderej	29,091,370	445,969	4,129,371
Quentin Blackford	27,266,688	2,270,651	4,129,371
Gregory Freitag	29,437,283	100,056	4,129,371
Dr. Mark Gold	29,453,251	84,088	4,129,371
Alan Levine	29,354,718	182,621	4,129,371
Guido Neels	28,733,848	803,491	4,129,371
Paul Thomas	29,303,029	234,310	4,129,371
Amy Wendell	29,098,765	438,574	4,129,371
Proposal 2
The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2021 was ratified. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
33,587,946	12,637	66,127	—

Proposal 3
The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
28,572,945	857,699	106,695	4,129,371
Proposal 4
The Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan was approved. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
20,054,655	9,401,069	81,615	4,129,371

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. Exhibit No.	Description of Exhibit
10.1
Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: May 10, 2021	By:	/s/ Brad Ottinger
Brad Ottinger
General Counsel and Chief Compliance Officer